Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Investors Capital Holdings, Ltd.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated May 15, 2003 contained in Investors Capital Holdings, Ltd.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 and to all references to our Firm included in this Registration Statement.





                                          /s/ SHATSWELL, MacLEOD & COMPANY, P.C.


West Peabody, Massachusetts
July 29, 2004





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